Exhibit 10.1
Certain confidential information contained in this document, marked by [***], has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SALES EXHIBIT
Fiscal Year 2019 Pay for Performance

THIS SALES EXHIBIT (the “FY19 Exhibit”) to the Addendum effective as of April 2, 2017 (the “Distributor Agreement”) is effective as of April 1, 2018 (the “Effective Date”), by and between and Xilinx, Inc., a Delaware corporation, having offices at 2100 Logic Drive, San Jose, CA 95124, Xilinx Ireland Unlimited Company (formerly known as Xilinx Ireland), a company incorporated under the laws of Ireland and having its registered office at 2020 Bianconi Avenue, Citywest Business Campus, Saggart, Co. Dublin, and Xilinx Sales International Pte. Ltd., a company organized and existing under the laws of Singapore, having its principal office at 5 Changi Business Park Vista, Singapore 486040 (collectively and individually “Xilinx”), and Avnet, Inc., a New York corporation, having its principal office at 2211 South 47th Street, Phoenix, AZ 85034 (“Distributor”).
I.This Sales Exhibit is in effect for Xilinx’s 2019 fiscal year (April 1, 2018 – March 30, 2019) (“FY19”) and sets forth the sales plan for the promotion and sale of Xilinx products during FY19. Beginning in FY19, Xilinx is implementing the updated accounting rules under the FASB Accounting Standards and will issue its public financial statements using the “sell-in” model; this reporting change will not impact the calculation of revenue attained (post-split/sell-through) under the Distributor Agreement.
II.[***]
A.    Xilinx classifies all customer accounts with business in the [***] segment as [***]. At Xilinx’s discretion, accounts that support the [***] segment may receive support from the [***] sales team in support of demand creation activities. Communication to the Channel sales team around these activities will be provided.
B.    Xilinx has restructured its [***] into two regions: one focusing on [***] and the other focusing on [***]. Within the [***] region Xilinx will be reassigning certain [***] accounts to [***]. Provided that Xilinx finalizes and issues its account support model changes to Avnet by [***].
III. Distributor Sales Support. Distributor will maintain its current personnel positions, and will add the following additional positions in the regions indicated:
A.    [***] vertical market leads in the Americas;
B.    [***] embedded software specialists at EBV in EMEA; and
C.    In China:

1.	[***] dedicated sales representative in [***] branch office,

2.	[***] dedicated field application engineers in [***] branch office, and

3.	[***] dedicated field application engineers in [***] branch office.

1 of 6

For Distributor staff that is dedicated to the Xilinx product line (“Dedicated Staff”), Distributor will continue to base the variable (bonus) compensation of Dedicated Staff entirely on Xilinx sales. Distributor will continue to pay a [***] bonus on Xilinx sales to front line managers.
IV.Reinvestment Marketing.
A.    Reinvestment. Distributor commits to reinvest [***] into future Xilinx business. These “reinvestment” projects will be discussed and jointly agreed to between the parties; “reinvestment” marketing spend will be made in addition to Distributor’s marketing spend during Xilinx’s prior fiscal year.
B.    Corporate Marketing. Distributor will commit [***] for marketing activities undertaken at the direction of Distributor’s corporate marketing group as follows:
1.    [***];

2.	[***]; and

3.	[***] for corporate marketing and development activities.
C.    Regional Marketing. Distributor will commit [***] in marketing funds to each of the [***] geographical regions ([***]).
D.    Lead Management. Distributor will undertake a new lead management program, and report results based on key performance indicators to Xilinx.
V.Operational Focus Areas
A.    Inventory Stabilization:

1.	Distributor will maintain an inventory stabilization goal of meeting quarterly inventory targets within [***] of inventory goal.

2.	Distributor will assign a global inventory manager empowered to drive a global inventory stabilization strategy.

3.	All regions to work cohesively to drive compliance and accountability.
B.    Revenue Forecasting. Distributor to drive accuracy in revenue forecasting with forecast target beginning at [***] in month 1 and reducing to [***] target in month 3 and later.
C.    Customer Satisfaction. Distributor to define a globally applicable structure and process to achieve predictability and supply continuity to Demand Creation and Fulfillment customers.
D.    Global Trade Compliance. Promote and drive consistent compliance practices worldwide.
E.    Information Management System. When Distributor’s IT and business process leads execute on Distributor’s next generation implementation information management system,

2 of 6

Distributor’s project leads will keep Xilinx updated on status and ensure that project implementation does not disrupt regular business activities and customer support.
F.    Quarterly Alignment. Xilinx and Distributor will initiate quarterly corporate alignment meetings.
VI.[***] Mature Margin
In FY19, the margin percentage for [***] under the Standard Percentages will move to a per device and per customer mature margin decrease and the decrease will be effective after [***] from start of production. For the purpose of this margin decrease, [***] in sales for a specific device to a specific customer (based on the Xilinx XU) will mark the “start of production” for that specific device. [***] margins will be reviewed twice annually for margin adjustments, and are anticipated to occur in the first and third quarters.
VII.Revenue Targets
At the close of Xilinx’s 2019 fiscal year, Xilinx will review Distributor’s sales data from the entire fiscal year and conform all Distributor’s sales to the sales goals provided in the tables below (“Performance Goals”) in accordance with the process below. Based upon Xilinx’s Net Revenue (“Net Revenue”) performance, Distributor’s margin (“DM”) for the fiscal year in each applicable geography will be adjusted in accordance with the Performance Goals and, if required, Xilinx will accordingly make an adjustment to Distributor’s account in the fiscal quarter immediately following the 2019 fiscal year. FY19 revenue goals apply to the following geographic regions: [***]. If Distributor meets the Performance Goals, Distributor will accordingly reward the front line regional managers with a commensurate achievement bonus.
A.    Calculation of Performance Goals

1.
Achievement of Performance Goals are determined at the end of FY19. During FY19 all orders, invoices, and payments will be transacted without any adjustments attributable to the Performance Goals. Revenue attributed to [***] (or a successor in interest) and [***] will not be used in calculation of FY19 Performance Goals, and was not used in the fiscal year baseline calculations.

2.
At the end of FY19 Xilinx will complete a ‘true up’ calculation based on Avnet’s final revenue attainment under the performance matrix for each region contained in the FY19 Target Revenue by Region table below (“Performance Matrix”).

3.	Adjustments (if any) will be made to Distributor’s account based on the Performance Matrix and the following:

i.
If Xilinx's Net Revenue exceeds the applicable regional target (indicated by “FY19 Targets; Target YoY %”) by [***] or more, Xilinx will reduce the amount Distributor currently owes Xilinx based the target milestones on Table A in the Performance Matrix.

3 of 6

ii.
If Xilinx's Net Revenue is less than the applicable regional target (indicated by “FY19 Targets; Target YoY %”) by [***] or more, Xilinx will increase the amount Distributor currently owes Xilinx based the target milestones on Table B in the Performance Matrix.

iii.	The total adjustment is limited to [***] (and each regional adjustment is limited as provided in the table).

iv.
Revenue growth percentages that fall between target milestones do not result in an incremental increase or decrease. For example, if Net Revenue in a region is [***] over the regional Performance Goal, Distributor will receive an adjustment at the [***] goal milestone in that region.

Adjustments will be made to the following regional Distributor entities: [***].

4 of 6

FY19 Target Revenue by Region
THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
[***]

5 of 6

To evidence the parties’ agreement to this Addendum, they have signed and delivered it on the date(s) below, but as of the date set forth in the preamble.

Xilinx, Inc.		Xilinx Sales International Pte. Ltd.
Signature:	/s/ Michael Barone	Signature:	/s/ Oren Scotten
Print Name:	Michael Barone	Print Name:	Oren Scotten
Title:	VP, Americas Sales	Title:	Site Director
Date:	July 9, 2018	Date:	July 9, 2018

Xilinx Ireland Unlimited Company
Signature:	/s/ Kevin Cooney
Print Name:	Kevin Cooney
Title:	Managing Director
Date:	July 9, 2018

DISTRIBUTOR

Avnet, Inc.
Signature:	/s/ Phil Gallagher
Print Name:	Phil Gallagher
Title:	Global President
Date:	June 21, 2018

6 of 6